Supplement dated August 3, 2011
To the Prospectuses dated May 1, 2011, as amended, for

New York Life Variable Universal Life Accumulator
New York Life Survivorship Variable Universal Life Accumulator
Flexible Premium Variable Universal Life Insurance Policies
NYLIAC Survivorship Variable Universal Life
New York Life Legacy Creator Single Premium Variable Universal Life Insurance
NYLIAC Variable Universal Life Provider
NYLIAC Variable Universal Life 2000
New York Life Lifetime Wealth Variable Universal Life

To the Prospectuses dated May 1, 2010, as amended, for

NYLIAC Single Premium Variable Universal Life Insurance

To the Prospectuses dated May 1, 2008, as amended, for

NYLIAC Pinnacle Variable Universal Life Insurance
NYLIAC Pinnacle Survivorship Variable Universal Life Insurance

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2011, May 1, 2010 and the May 1, 2008 prospectuses (the “Prospectuses”) for the above referenced New York Life variable universal life policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note the subadviser change for the MainStay VP International Equity Portfolio (the “Portfolio”).

Keeping this purpose in mind, please note the following:

MainStay VP International Equity Portfolio

As of July 1, 2011, all references in the Prospectuses to MacKay Shields LLC or MacKay as a subadviser to the Portfolio are hereby deleted and replaced with Madison Square Investors LLC or MSI. New York Life Investment Management LLC will continue to serve as the investment adviser for the Portfolio.

New York Life Insurance and Annuity Corporation
(A Delaware Corporation)
51 Madison Avenue
New York, New York 10010